 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2025

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
802 East 1050 South
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2025 and March 7, 2025, Ryan Wright and David Jolley were elected as directors of Domo, Inc. (the "Company"), effective March 6, 2025 and March 7, 2025, respectively, with an initial term expiring at the Company’s 2025 annual meeting of stockholders, pursuant to an action by written consent of the Company’s stockholders. Also, Mr. Jolley has resigned his position as an employee of Domo effective March 7, 2025.
Mr. Wright will participate in the Company’s outside director compensation policy, as amended and restated, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2024. Mr. Jolley will also participate in the outside director compensation policy, with the exception that he will not receive an initial equity grant. In addition, Mr. Jolley and Mr. Wright will enter into a standard indemnification agreement in the form previously approved by the Company’s board of directors. There are no family relationships between Mr. Jolley and Mr. Wright, on the one hand, and any director or executive officer of the Company, on the other hand, that require disclosure under Item 401(d) of Regulation S-K.
There are no transactions between Mr. Jolley and Mr. Wright or any member of their immediate families, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Jolley and Mr. Wright or any other persons pursuant to which Mr. Jolley and Mr. Wright were selected as directors.
The information set forth under Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
On March 6, 2025 and March 7, 2025, the holders of 3,263,659 shares of the Company’s Class A common stock and 750,385 shares of the Company’s Class B common stock, acting by written consent, approved resolutions electing Mr. Wright and Mr. Jolley as directors of the Company, effective March 6, 2025 and March 7, 2025, respectively.

Item 7.01. Regulation FD Disclosure.
On March 11, 2025, the Company provided written notice, in accordance with Section 228(e) of the General Corporation Law of the State of Delaware (“Section 228(e)”), to the stockholders of the Company entitled to receive such notice under Section 228(e). A copy of this notice is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including the accompanying Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Notice to Certain Stockholders under Section 228(e) of the General Corporation Law of the State of Delaware
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: March 11, 2025	By:	/s/ Tod Crane
Tod Crane
Chief Financial Officer